Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-M

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 11/15/2004


Blended Coupon 6.6788%


Excess Protection Level
3 Month Average   3.64%
January, 2000   5.26%
December, 1999   2.02%
November, 1999  N/A


Cash Yield17.74%


Investor Charge Offs 4.73%


Base Rate 7.75%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,800,914,393.58